CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
TECHNISCAN, INC.

TechniScan, Inc. (the “Corporation”), does hereby certify that the Corporation’s Certificate of Incorporation originally filed with the Delaware Secretary of State on September 4, 2009, as amended on October 8, 2009 and as further amended on October 9, 2009, is hereby amended pursuant to Section 242 of the General Corporation Law of the State of Delaware.

The Corporation does hereby further certify that this Certificate of Amendment was duly adopted by the Corporation’s Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

The Certificate of Incorporation of the Corporation, as amended, is further amended as follows:

Article 4 of the Certificate of Incorporation, as amended, shall be deleted in its entirety and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 150,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”).

Upon the effectiveness of the Certificate of Amendment of the Certificate of Incorporation (the “Effective Time”), each 4 shares of Common Stock (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time will automatically and without any action on the part of the respective holders thereof, be combined and reclassified into one (1) share of Common Stock (the “New Common Stock”) (and such combination and conversion, the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the Reverse Stock Split and the Corporation shall not recognize on its stock record books any purported transfer of any fractional share of New Common Stock. In lieu thereof, all fractional shares will be rounded up to the next whole share on a certificate basis to holders thereof who would otherwise be entitled to receive fractional shares, except for the provisions hereof, upon surrender of certificates representing those shares to the Corporation’s transfer agent. The ownership of such fractional interests shall not entitle the holder thereof to any voting, dividend or other right, except the right to receive payment therefor as described above. Each stock certificate that, immediately prior to the Effective Time, represented             shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the             shares of Old Common Stock represented by such certificate shall have been reclassified as set forth above, provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.”

The remainder of the Certificate of Incorporation, as amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed on June 18, 2010.

TECHNISCAN, INC.

/s/ David C. Robinson

Name: David C. Robinson Title: Chief Executive Officer

STATE OF DELAWARE

CERTIFICATE OF CORRECTION
OF
TECHNISCAN, INC.

TechniScan, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

1. The name of the corporation is TechniScan, Inc.

2.	That a Certificate of Amendment to the Certificate of Incorporation was filed by the Secretary of State of Delaware on June 18, 2010 and that said Certificate of Amendment requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3.	The Certificate of Amendment was not correct because it did not specify an effective time subsequent to the time it was filed.

4.	The Certificate of Amendment is hereby corrected to provide for an effective time of, and it shall become effective on, June 28, 2010.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Correction to be signed this 22nd day of June, 2010.

TechniScan, Inc.

By: /s/ Steven K. Passey
Name: Steven K. Passey
Title: Chief Financial Officer